Exhibit 99.1 Corporate Presentation March 2024

Forward Looking Statement This presentation contains statements that may be deemed “forward-looking statements” within the meaning of U.S. securities laws, including statements regarding clinical trials, expected operations and upcoming developments. All statements in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements may be identified by future verbs, as well as terms such as “potential,” “anticipating,” “planning” and similar expressions or the negatives thereof. Such statements are based upon certain assumptions and assessments made by management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. These statements include, without limitation, 186 186 statements regarding the following: the potential promise of rhenium ( Re) obisbemeda including the ability of rhenium ( Re) obisbemeda to safely and effectively deliver radiation directly to the tumor at high doses; expectations as to the Company’s future performance including the next steps in developing the Company’s current assets; the Company’s clinical trials including statements regarding the timing and 186 186 characteristics of the ReSPECT-GBM, ReSPECT-LM and ReSPECT-PBC clinical trials; possible negative effects of rhenium ( Re) obisbemeda; the continued evaluation of rhenium ( Re) obisbemeda including through evaluations in additional patient cohorts; and the intended functions of the Company’s platform and expected benefits from such functions. The forward-looking statements included in this presentation could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: the early stage of the Company’s product candidates and therapies, the results of the Company’s research and development activities, including uncertainties relating to the clinical trials of its product candidates and therapies; the Company’s liquidity and capital resources and its ability to raise additional cash, the outcome of the Company’s partnering/licensing efforts, risks associated with laws or regulatory requirements applicable to it, market conditions, product performance, litigation or potential litigation, and competition within the cancer diagnostics and therapeutics field, ability to develop and protect proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms, and material security breach or cybersecurity attack affecting the Company’s operations or property. This list of risks, uncertainties, and other factors is not complete. Plus Therapeutics discusses some of these matters more fully, as well as certain risk factors that could affect Plus Therapeutics’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Plus Therapeutics’ annual report on Form 10-K for the fiscal year ended December 31, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Plus Therapeutics makes may turn out to be wrong and can be affected by inaccurate assumptions Plus Therapeutics might make or by known or unknown risks, uncertainties, and other factors, including those identified in this presentation. Accordingly, you should not place undue reliance on the forward-looking statements made in this presentation, which speak only as of its date. The Company assumes no responsibility to update or revise any forward-looking statements to reflect events, trends or circumstances after the date they are made unless the Company has an obligation under U.S. federal securities laws to do so. 2

Targeted Radiotherapeutics for CNS Cancers

Corporate overview

Platform Technology

- Nanoliposome and Rhenium isotope-based theragnostic pipeline
- Novel directly targeted CNS radiotherapy platform
- Highly scalable supply chain

CNS Cancer Focus

- Aggregate market opportunity of $10B for current indications in development
- Leptomeningeal metastases (LM) has 250-400k patients per year with no approved treatments and poor diagnostics
- Recurrent glioblastoma (rGBM) has recurrence in nearly all patients with few approved treatment options

Compelling Survival Data

- Interim rGBM Phase 2 data (n=15): 13 months median OS[1] vs. SOC ~8 months[2]
- LM Phase 1 dose escalation (n=15): No DLTs and median OS of 10 months[1] vs. expected SOC ~4 months[3]

Mid 2025 Cash Runway

- Sufficient to fund operations through mid-2025
- 2 active grants totaling $25M in support with many others pending

Significant Milestones

- Completing rGBM Phase 2 in next 12 months and interim data analysis at SNO 2024
- Completing LM single dose Phase 1 in 2024 and interim data analysis at SNO 2024
- Presenting FORESEE LM diagnostic trial data in 2024

PLUS THERAPEUTICS™

1. Data analyzed as of 01Oct23, presented at SNO 2023.
2. Wen et. al. Neuro Oncol. 2020 Aug 17;22(8):1073-1113.doi: 10.1093/neuonc/noaa106.
3. Nguyen et. al. Curr Oncol. 2023 Jun 19;30(6):5906-5931. doi: 10.3390/curroncol30060442.

3

Recent Press and Partnerships Highlight Accelerating Interest in Radiopharmaceuticals Innovator Acquirer Date 2/13/2023 4/24/2023 5/10/2023 10/3/2023 12/26/2023 1/9/2024 Deal Type Asset Acquisition License Deal Strategic Collaboration Company Acquisition Company Acquisition License Deal Aggregate Value $63M $425M $1.7B $1.4B $4.1B $61M • $750K option fee • $45M upfront • $1.5M option exercise • $40M upfront • Development and • $10.5M • Development, • $28M upfront commercial-based clinical/regulatory regulatory, and $12.50/share – 87% $62.50/share – 104% • $33M equity investment Key Deal Terms milestones ($1.7B) milestones commercial-based premium premium (19.9% of outstanding • Mid-single • $50M sales milestones milestones ($425M) shares) to double-digit tiered • Low-single digit • Tiered royalties royalties royalties 4

Unique Challenges with CNS Cancer Treatment

Plus' technology overcomes all key limitations

Blood Brain Barrier

Only 2% of drugs cross the BBB

Radiotherapy Limitations

EBRT dose limited by off target safety concerns

Locally Invasive

90% of GBM recurs 2 cm from primary tumor

Chemoresistance

MGMT status and acquired resistance

Surgical Therapy Inadequate

Clean surgical margins unobtainable

Complex Anatomy

Getting 'drug on tumor' more difficult

PLUS THERAPEUTICS

Wen et. al. Neuro Oncol. 2020 Aug 17;22(8):1073-1113.doi: 10.1093/neuonc/noaa106.
Nguyen et. al. Curr Oncol. 2023 Jun 19;30(6):5906-5931. doi: 10.3390/curroncol30060442.
Friedman, et al. Bevacizumab alone and in combination with irinotecan in recurrent glioblastoma. J Clin Oncol. 2009;27:4733–4740.

5

186 Rhenium ( Re) Obisbemeda is a 3-Part Formulation Radiotherapy Prolongs persistence at tumor and optimizes convection while sparing healthy tissue Tumor Retention 186 Rhenium-186 ( Re) 60% 186Re-NanoLiposomes 186Re-BMEDA 50% Proprietary formulation 186Re-Perrenate demonstrates persistence in 40% the tumor throughout the 30% decay cycle of the isotope 20% 10% 0% 0 50 100 150 Time (hours) BMEDA Small Molecule 186 Chelates Re before loading into the nanoliposome where it Improved Drug Distribution is irreversibly trapped 100 nm Nanoliposome 99m 99m Tc-BMEDA only Tc+NanoLiposome 186 Carries BMEDA- Re to target tumor and improves Proprietary formulation retention improves convection and distribution throughout the brain 6 % Injected Activity

Direct RT Drug Delivery Strategies for CNS Cancers

Overcomes barriers to CNS drug delivery

Convection-Enhanced Delivery (CED)

+ FDA-approved and utilized for 20+ years
+ Bypasses BBB
+ 'Biological fracking': Controlled pressure and flow are optimal for drug delivery to region of interest
+ Utilized for GBM and other brain tumors



Brain Parenchyma

Intraventricular Catheter (Ommaya reservoir)

+ FDA-approved and utilized for 60+ years
+ Bypasses BBB
+ Small subcutaneous reservoir with direct ventricle access
+ Allows multidosing and CSF sampling
+ Commonly placed in LM patients



Cerebrospinal Fluid

PLUS THERAPEUTICS

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A New Paradigm for CNS Radiotherapy A direct targeted approach is a step function improvement in CNS radiation delivery Gold Standard New Paradigm External Beam Plus’ Directly Radiation Therapy Targeted RT Delivery + Direct delivery to the tumor site + Standard of care for decades + Key challenges eliminated + Requires fractionation + Monitor drug location with real-time imaging + Limited absorbed dose due to off-target toxicity + Quantify absorbed doses + Mature technology + Safe delivery of high activity Imaging & Pre-Treatment Biopsy & Convection Dosimetry & Planning Catheter Enhanced Imaging Placement Delivery 8

Seamless drug supply into patient workflow Highly scalable workflow to meet commercial demand Centralized GMP Standard RAM Shipping and Drug Order and Scheduling Overnight Delivery Manufacturing Receiving Drug order scheduled and timed to The patient’s dose is batch Drug is delivered to hospital via In-hospital transfer to nuclear imaging patient surgery date manufactured on demand prior to standard overnight delivery for drug infusion administration 9

Therapeutic Product Pipeline

Status and 2024 milestones

		Preclinical	IND/ IDE	Phase 1	Phase 2	Phase 3	Anticipated Milestones 2024
Rhenium (^{186}Re) Obisbemeda							
Leptomeningeal Metastases	Single dose administration trial	ReSPECT-LM Single Dose Trial					• Data presentation at SNO Nov 2024 • Begin P2 in breast cancer in 2024
	Multidose trial	ReSPECT-LM Multidose Trial					• Initiate P1 trial (all comers) in 2024
Malignant Gliomas	Recurrent glioblastoma for small-to-medium sized tumors	ReSPECT-GBM					• Complete enrollment in 2024 (n=34) • Interim data at SNO Nov 2024 • Present pivotal trial design in 2024
	Pediatric high-grade glioma and ependymoma	ReSPECT-PBC					• IND approval & initiate enrollment in 2024
Rhenium NanoLiposome Biodegradable Alginate Microsphere (RNL-BAM)							
Various Solid Tumors	Primary and Secondary Liver Cancer						• Formulation optimization
CNS tumors	Glioblastoma						• Proof-of-concept studies

PLUS THERAPEUTICS

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Leptomeningeal Metastases Power and precision in cancer radiotherapeutics

Leptomeningeal Metastases from Solid Tumors

Poor prognosis and no FDA-approved treatments

LM Diagnosis

- Late-stage cancer complication in which cancer cells metastasize from any primary tumor to the CSF space and leptomeninges
- Increasing incidence with ~155,000 U.S. patients per year (5-8% of those with solid tumors)
- Likely 2-4x underdiagnosed based on autopsy findings

LM Treatment

- Poor survival of 4-6 weeks without treatment
- No approved therapies
- No standard of care; treatments (systemic therapy for primary cancer and craniospinal-directed chemo and radiation) may relieve symptoms, but do not halt disease progression nor impact survival



Melanoma
Breast
Solid and Hematologic Tumors
Other
Lung

Opportunities:

- First-in-class radiotherapeutic with a targeted dose delivered in a single outpatient administration
- First-in-class highly sensitive and specific diagnostic to monitor disease and therapy

PLUS THERAPEUTICS

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Leptomeningeal Metastasis Incidence

About 250,000 new cases of LM are diagnosed each year in the US

Primary Tumor Type	U.S. Incidence (% solid tumors)	Standard of Care: Median Overall Survival	Patients
Breast	12-34%*	3.5-4.4 months	~210,000
Lung	10-26%*	3-6 months	~130,000
Melanoma	17-25%*	1.7 to 2.5 months	~45,000
Other Cancer	5%*	2-4 months	~200,000

- *Le Rhun, E., et. al. (2013). Surgical neurology international. https://doi.org/10.4103/2152-7806.111304
- ~300,000 new breast cancer cases estimated to be diagnosed in US in 2024 (https://www.cancer.org/cancer/types/breast-cancer/about/how-common-is-breast-cancer.html)
- ~240,000 new lung cancer cases estimated to be diagnosed in US in 2024 (https://www.cancer.org/cancer/types/lung-cancer/about/key-statistics.html)
- ~100,000 new melanoma cases estimated to be diagnosed in US in 2024 (https://www.cancer.org/cancer/types/melanoma-skin-cancer/about/key-statistics.html)
- ~1.3M other cancers diagnosed in US in 2023 (https://seer.cancer.gov/statfacts/html/common.html)
- 2-4X underdiagnosed

PLUS THERAPEUTICS

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ReSPECT-LM Phase 1 Single Administration Dose Escalation Trial 186 Targeted delivery of Rhenium ( Re) Obisbemeda by Ommaya reservoir + Dose escalation: 3+3 modified Fibonacci + Primary objective: Safety and tolerability Single Administration Phase 1 Dose Escalation Plan + Maximum Tolerated Dose / Maximum Feasible Dose Administered Administered Administered + Secondary objectives: Efficacy Cohort Activity Concentration Volume + Overall Response Rate (ORR) (mCi) (mCi/mL) (mL) + Duration of Response (DoR) + Progression Free Survival (PFS) 1 5 6.6 1.32 + Overall survival (OS) 2 5 13.2 2.64 + Exploratory objectives: Analysis on cerebral spinal fluid 3 5 26.4 5.28 (CSF) pre- and post-administration + CSF tumor cell enumeration 4 5 44.10 8.82 + Pharmacodynamic (PD) markers 5 5 66.14 13.23 + QoL assessments CURRENT 6 5 87.97 17.59 + Funding: $17.6M grant from largest state funding agency (CPRIT) 7 5 109.96 21.99 14

ReSPECT-LM Safety MTD/MFD not reached over 5 cohorts Average Absorbed Doses 180 160 140 120 + Generally safe and well tolerated 100 + Complete CSF circulation of drug within hours 80 and duration at least 7 days 60 + No evidence of systemic radiation toxicity 40 20 + Absorbed doses to key therapeutic areas increase 0 with administered dose Cohort 1 Cohort 2 Cohort 3 Cohort 4 + Absorbed doses to critical organs remains low Spleen Ventricles and Cranial Subarachnoid Space Spinal Fluid + All but one SAE unrelated to study drug Trial Safety Summary Grade % n >5% AEs SAEs Grade 1 64.10% (68) Grade 2 27.35% (31) Grade 3 7.27% (8) Headache (5.45%) 5 Grade 4 0.91% (1) Grade 5 0.91% (1) 15 Gy

ReSPECT-LM Phase 1 Treatment Response Data Median overall survival and percent CSF tumor cell change show effect of treatment Median Overall Survival Average Percent CSF Tumor Cell Change Over Time 150% 100% 50% 0% -50% -100% -150% 0 10 20 30 40 50 Time (Days) + N = 13 evaluable patients + N = 10 patients, cohorts 1-3 + Max percent reduction in CSF tumor cells at D28 was 90% + mOS was 10 months* + Average of 53% CSF tumor cell reduction at D28 + 5 of these patients remain alive** *August 1, 2023 16 **As of 12Mar2024 % Change

ReSPECT-LM Individual Patient Analysis Analysis by survival time following single administration Overall Survival By Cohort D28 CSF TC mOS -53% 684 1-02 + N = 18 evaluable patients -6% 558 2-01 0% 411 + 12 of 18 patients alive 2-02 -90% 334 3-02 + Tumors by primary disease -81% 333 3-04 -53% + Lung: 6 311 1-03 -100% 200 4-01 + Breast: 9 -94%* 172 4-02 + Other: 3 NA 94 3-03 -90% + 2 patients received compassionate use 94 1-01 6% nd 82 2-03 2 dose NA 60 4-04 NA 41 4-03 NA 33 5-01 -2%* 3-01 20 LEGEND NA 5-03 5 • Black: breast primary cancer • Orange: lung primary cancer NA 5 5-02 • Blue: other primary cancer NA • Hatched fill: Alive 4-05 4 • Solid fill: Deceased • Star: Retreatment date 0 100 200 300 400 500 600 700 800 Overall Survival Time (Days) Breast cancer OS *24 hours 17 Lung cancer *Analysis 11Mar24 OS Cohort-Patient

CNSide Tumor Cell Enumeration Assay

Highly sensitive and specific test of metastatic carcinomas in the CSF

Proprietary Technologies

CSF collection & transport system

- Stabile at ambient temperature (4 days)
- Preserves membrane antigens



E-Sure collection system

Cell enumeration testing

The CNSide test is designed to quantitate CSF tumor cells originating from breast, GI, cervix, kidney, lung, pancreas, prostate and stomach or melanomas originating from skin.

Monoclonal Antibody Cocktail

EpCAM, MET, SUSD2, Trop2, MUC1, CD318, HER2, FOLR1, MCAD, EGFR

Proprietary Testing Process

1. Sample Collection
2. Shipping & Receiving
3. Primary Antibody Cocktail
4. Secondary Antibody
5. Microfluidic Cell Capture
6. Automated Cell Visualization & Analysis
7. Report

Individual Cell Data


DAPI
(Nucleus)
HER2 FISH
PD-L1 ICC
Cytokeratin
CD45
Streptavidin
(Pan-CSF-TC)

CNSide assay available for

ReSPECT-LM trial

as of Q1 2024

PLUS THERAPEUTICS

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CNSide Clinical Impact and Next Steps FORESEE clinical feasibility trial enrolled and data readout pending + CNSide test available commercially and reimbursed prior to Q3 2023 + FORESEE Clinical Trial (NCT0541123) CNSide CSF-TC results & treatment status now enrolled + Prospective multicenter trial + N = 40 patients + Primary endpoint: Determine the impact of CNSide in combination with MRI, cytology, and clinical evaluation on clinical decision making + Secondary: Correlate TCs with LM clinical response and cytology + Data anticipated mid 2024 + Next steps: Clinical Impact- single patient longitudinal follow up + Publication FORESEE data + Reinstate CLIA certification + Seek inclusion in NCCN guidelines + Re-launch commercial testing in 2025 19

ReSPECT-LM and CNSide Pipeline Clinical development timelines Therapeutic Pre 2024 2025 2026 2027 2028+ 2024 Phase 2/3: Single dose pivotal trial, Phase 1: Single dose escalation breast cancer basket trial Phase 1: Multidose escalation Phase 2/3: Multidose pivotal trial, basket trial breast cancer Phase 2/3: Multidose pivotal trial, additional indications Diagnostic Pre 2024 2025 2026 2027 2028+ 2024 FORESEE Feasibility Trial FORESEE Validation Trial 20

Recurrent Glioblastoma Power and precision in cancer radiotherapeutics

Malignant Gliomas

The brain's most frequent and deadly tumors despite decades of research

GBM Diagnosis

- 14,500 patients newly diagnosed GBM patients in US each year
- Poor survival rate, 7% at 5 years
- Almost all reoccur several months from surgery
- Poor survival after recurrence, ~8 months mOS

GBM Treatment

- No standard of care following recurrence
- Only 5 FDA-approved therapies in the last 50 years
- Clinical trial recommended by NCCN guidelines for CNS cancers upon recurrence



Ependymoma
Oligodendroglioma
Astrocytoma
GBM
Pediatric High-Grade Glioma
Pediatric DIPG

Opportunities: Treat adult & pediatric malignant gliomas with a first-in-class targeted radiotherapeutic that directly delivers high-dose radiation to the tumor while sparing healthy tissue

PLUS THERAPEUTICS

22

Multiple Therapeutic Opportuntities for Rhenium (186Re) Obisbemeda Significant clinical & commercial upside for this therapeutic platform Addressable Standard of Care: Proposed Indication U.S. Incidence Patients Median Overall Survival Recurrent Glioblastoma 14,250 8 months 9,500 Primary Glioblastoma 15,000 ~14 months 5,000 Pediatric Ependymoma 250 Chronic 250 Pediatric High-Grade Glioma 800 14 months 200 70,000-400,000 Brain metastases 12 months or less 10-50% (10-40% of patients with solid tumors) 23

186 Rhenium ( Re) Obisbemeda for Glioblastoma PLUS’ novel approach overcomes limitations of all 3 current treatment modalities GBM Tumor Pathophysiology Surgery PLUS Extremely Difficult to Treat Obtaining adequate surgical margins nearly impossible 186 Rhenium ( Re) Obisbemeda Systemic Drugs Only 2% of drugs pass the BBB External Beam Radiation Therapy Inadequate tumoricidal doses because of toxicity to heathy Infiltrative Margin Goal- treat both tumor and infiltrative brain tissue 90% recurrences: 2 cm margin with at least 100 Gy radiation 24

Rhenium (^{186}Re) Obisbemeda Advantage Over EBRT

More targeted radiation delivery with 10x increase in max absorbed dose

EBRT



500.0 cGy (RBE)
300.0 cGy (RBE)

28.5 Gy
Max dose

5 Gy

EBRT
vs.
Rhenium (^{186}Re)
Obisbemeda

Rhenium (^{186}Re) Obisbemeda



250 Gy
Max dose

5 Gy

PLUS THERAPEUTICS

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ReSPECT-GBM Treatment Workflow Inpatient single administration SoC Biopsy and Catheter Personalized Drug Infusion Patient Monitoring Treatment Planning Placement Day 1 Day 2-3 Day 0 Prior to Treatment MRI imaging to assess Confirmatory biopsy followed by Single ~4-hour infusion Catheter removal, patient and plan catheter number, neuro navigation & precision with real-time SPECT/CT imaging in discharge and follow dosimetry & trajectory, and location catheter placement Nuclear Medicine imaging 26

ReSPECT-GBM Phase 1, Single Dose Trial Design 186 Single administration of Rhenium ( Re) Obisbemeda by Convection Enhanced Delivery (CED) Single Administration Phase 1 Dose Escalation Plan + Dose escalation: 3+3 modified Fibonacci, currently enrolling in cohort 8 Administered Administered Administered + Primary objective: Safety and tolerability Cohort Volume Activity Concentration + Maximum Tolerated Dose / Maximum (mL) (mCi) (mCi/mL) Feasible Dose 1 0.66 1.0 1.5 + Secondary objectives: Efficacy + Dose distribution 2 1.32 2.0 1.5 + Overall Response Rate (ORR) 3 2.64 4.0 1.5 + Progression Free Survival (PFS) 4 5.28 8.0 1.5 + Overall survival (OS) + Imaging 5 5.28 13.4 2.5 + Funding: NIH/NCI grant through Phase 2 RP2D 6 8.80 22.3 2.5 7 12.3 31.2 2.5 Current 8 16.34 41.5 2.5 27

ReSPECT-GBM Safety MTD/MFD not reached in dose escalation phase Average Absorbed Dose to Tumor by Cohort Tumors >20 mL Tumors <20 mL 450 + Generally safe and well tolerated over 28 patients in 8 dosing 400 cohorts, enrollment ongoing 350 + No evidence of systemic radiation toxicity 300 250 + The average absorbed dose to the tumor for all Phase 1 patients was 264 Gy (range: 8.9-739.5 Gy) 200 150 + Most Phase 1 adverse events (AEs) were mild or moderate and resolved with treatment 100 50 + Average absorbed dose to the tumor (n=15) of 309 Gy 0 1 2 3 4 5 6 7 8 + Increasing tumor size lowers absorbed dose (cohorts 7 & 8) Cohort + Phase 2 safety profile tracks with Phase 1 Trial Safety Summary Grade >5% AEs SAEs Grade 1 66.67% Headache (6.67%) Grade 2 25.71% Fatigue (5.24%) 17 Grade 3 7.62% 28 Gy

ReSPECT-GBM Phase 1 Efficacy Dichotomous patient stratification of patients based on 100Gy absorbed dose threshold Median Progression Free Survival Median Overall Survival Progression free survival or PFS Median overall survival or mOS + All patients: mPFS 4.0 m (95% CI 2.0-6.0 m, PFS6=0.21±0.11) + All patients: mOS was 11.0 m (95% CI 5.0-17.0 m, OS9=0.55±0.11) + Patients with <100 Gy: mPFS of 2.0 m (95% CI 1.0-4.0 m, PFS6=0.0) (blue) + Patients with <100 Gy: mOS of 6.0 m (95% CI 1.0-11.0 m, OS9=0.19±0.18) + Patients with ≥100 Gy: mPFS of 6.0 m (95% CI 3.0-8.0 m, PFS6=0.32±0.16) (blue) (red) + Patients with ≥100 Gy: mOS of 17.0 m (95% CI 8.0-35.0 m, OS9=0.84±0.11) (red) *At time of analysis, November 2023 29

ReSPECT-GBM Phase 2 Efficacy Phase 2 data similar to Phase 1 data Median Progression Free Survival Median Overall Survival + PFS: 11 months (95% CI 6-11 months) + OS: 13 months (95% CI 5 months-NA) *At time of analysis, November 2023 30

Comparative Survival Data Overall Survival Comparison ReSPECT-GBM vs. Real World Experience 20 18 + Meta analysis of >700 rGBM patients 16 + Plus and Medidata conducted 2 RWE control 14 arms with propensity match rGBM patients to 12 Plus Phase 1 data 10 + Propensity matching- baseline characteristics were well-aligned 8 + 38% improvement over RWE control for Phase 6 1 (to RP2D) 4 + Respect GBM phase 1 N = 21, phase 2 N = 15 2 (6 alive**) 0 Meta-analysis- + 113% improvement over RWE control in ReSPECT-GBM Phase 1 ReSPECT-GBM Phase 2 MEDS-Bevacizumab MEDS-CED Bevacizumab (>100 Gy) patients receiving therapeutic dose radiation (n=~700) (n=636) (n=163) (n=21) (n=15) (>100Gy) 186 Rhenium ( Re) Obisbemeda RWE Propensity Matched Meta Analysis data Controls Neuro-Oncology + 63% improvement in Phase 2 patients (n=15 of 34 planned patients) *Data sourced from from the Medidata Enterprise Data Store (MEDS) of deidentified patient-level historical clinical trial data, study and patient-level data from historical rGBM CED studies [D’Amico, J Neurooncol 2021], and from on- 31 going ReSPECT-GBM study. ** At time of analysis, 12Mar24

ReSPECT-PBC 186 Rhenium ( Re) Obisbemeda for supratentorial recurrent, refractory, or progressive pediatric high-grade glioma and ependymoma + Dose escalation: 3+3 modified Fibonacci, varying Single Administration Phase 1 Dose Escalation Plan administered volume with tumor volume to maximize therapeutic effect Administered Administered Administered Tumor Volume + Primary objective: Safety and tolerability Cohort Volume Activity Concentration (mL) (mL) (mCi) (mCi/ml) + Maximum Tolerated Dose / Maximum Feasible Dose 0.5 1.4 0.7 0.5 + Secondary objectives: Efficacy A 1.8 2.7 1.35 0.5 + Dose distribution 4.2 4.7 2.35 0.5 + Neuropsychologic outcomes + Overall Response Rate (ORR) 8.2 7.5 7.5 1 + Progression Free Survival (PFS) B 14.1 11.2 11.2 1 + Overall survival (OS) 22.4 15.9 15.9 1 32

ReSPECT-GBM and ReSPECT-PBC Pipeline Clinical development timelines Recurrent Glioblastoma Pre 2024 2025 2026 2027 2028+ 2024 Phase 1: Single administration dose escalation MFD/MTD Phase 3: Single administration Phase 2: Single administration tumors < 20 mL vs. Control tumors < 20 mL vs. RWE Phase 2: Brain Mets Phase 2: Primary GBM Pediatric Brain Cancer Pre 2024 2025 2026 2027 2028+ 2024 Phase 1 Phase 2 33

Selective Internal Radiotherapy (SIRT) for Solid Tumors Power and precision in cancer radiotherapeutics

SIRT (Selective Internal Radiotherapy)

Rhenium NanoLiposome Biodegradable Alginate Microsphere (RNL-BAM) is a next generation SIRT technology

Current Market

- Inoperable liver tumors: primary & metastatic disease
- Regulated as devices
- TheraSpheres and SIR-Spheres
- Permanent implants
- Poor visibility of drug location
- > $1B market opportunity for liver only

PLUS Product Differentiation

- Bioresorbable- allows retreatment
- Regulated as a device
- Theragnostic (beta and gamma energy)
- Visible on angiography
- Substantial upside potential for liver & other organs, including brain



Liposomes & Re-BMEDA
(BMEDA = chelator)
Biodegradable Alginate
Microsphere
60-80
micrometers
RNL-BAM

Embolization of Tumor



PLUS THERAPEUTICS

35

Financials and Milestones Power and precision in cancer radiotherapeutics

Capitalization Summary As of December 31, 2023 Expected Runway Grant Funding Share Count Balance Sheet $17.6M Cash, Grants, and 4.5M CPRIT, with $6.9M Access to Capital $8.6M Basic Common forecast in 2024 to Financing Cash, Cash Shares Sources to Fund Equivalents, and Operations Investments 0.14M NIH into 2025 Series U Warrants Funding rGBM (Sept 2024) through Phase 1/2 trial 37

Upcoming 2024 Key Milestones

LM Cancer Program & ReSPECT-LM Trial

+ Complete Phase 1 single dose trial and present data at SNO Nov 2024
+ Determine RP2D for Phase 2 single dose trial
+ Initiate Phase 1 multidose trial
+ Evaluate combination of Rhenium ^{186}Re Obisbemeda with PDL1 and PD1 therapies for LM in preclinical models

Brain Parenchymal Cancer Program & ReSPECT-GBM Trial

+ Complete Phase 2 single dose trial and provide interim data at SNO Nov 2024
+ Present pivotal trial design

Pediatric Brain Cancer Program & ReSPECT-PBC Trial

+ IND approval and initiate enrollment

CSF Diagnostic Program & FORESEE Trial

+ Report FORSEE LM CSF clinical trial data in mid 2024

PLUS THERAPEUTICS
38

PLUS™ THERAPEUTICS

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